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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     Commission File Number:
November 21, 1996                                                     1-12994



                             THE MILLS CORPORATION
            (Exact name of registrant as specified in its charter)



            Delaware                                    52-1802283
  (State or other jurisdiction                        (IRS Employer
       of incorporation)                          Identification Number)



         1300 Wilson Boulevard
              Suite 400
          Arlington, Virginia                                22209
(Address of principal executive offices)                  (Zip Code)


              Registrant's telephone number, including area code:
                                 (703) 526-5000


         (Former name or former address, if changed since last report)

                                  Not applicable
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                             THE MILLS CORPORATION

Item 5 -  Other Events

Attached as Exhibit to this form is the document listed below:

     Exhibit                  Document
     -------                  --------

        A                     Press Release dated November 21, 1996.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE MILLS CORPORATION


Date:  December 16, 1996            By:/s/ Thomas E. Frost
                                       -------------------
                                       Thomas E. Frost
                                       Senior Vice President

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                                 EXHIBIT INDEX
                                 -------------


  Exhibit          Description                                   Page
  -------          -----------                                   ----

     A             Press Release dated November 21, 1996